OCTOBER 31, 2000





ANNUAL REPORT
--------------------------------------------------------------------------------
INVESCO Global Health Sciences Fund




























"THE UNLOCKING OF THE HUMAN GENOME, WHILE DESTINED TO HAVE ONLY A MODEST SHORT-TERM IMPACT ON THE INDUSTRY, WAS AN IMPORTANT FACTOR DRIVING INTEREST IN BIOTECHNOLOGY."

SEE PAGE 6





[INVESCO ICON] INVESCO FUNDS(R)

A Member of the AMVESCAP Group

INVESCO Global Health Sciences Fund is an aggressive growth closed-end fund that focuses on health care, a global industry with vast growth potential. The fund is managed by INVESCO Funds, which is an industry leader in investment management.

INVESCO Funds employs a selective allocation of holdings in the subsectors of pharmaceuticals, medical devices and supplies, biotechnology, and health care delivery, seeking returns that exceed those of the broader market. The fund's broad investment charter allows investments in private companies that represent the next generation in health care technology. These companies may have the potential to complete an initial public offering and deliver new products. Thus, while past performance is not a guarantee of future results, the fund is designed to seek long-term net asset value growth.

INVESCO Global Health Sciences Fund's total net assets under management were more than $938 million as of October 31, 2000.

"...DRUG STOCKS HAVE BENEFITED FROM THEIR PERCEIVED DEFENSIVE CHARACTERISTICS, INCLUDING PREDICTABLE EARNINGS GROWTH AND LOWER VALUATIONS, WHICH MAY PROVIDE GREATER STABILITY FOR INVESTORS IN THE EVENT OF AN ECONOMIC SLOWDOWN."

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN.........................................3

FUND REPORT......................................................6

INVESTMENT HOLDINGS.............................................10

FINANCIAL STATEMENTS............................................16

NOTES TO FINANCIAL STATEMENTS...................................20

FINANCIAL HIGHLIGHTS............................................24

OTHER INFORMATION...............................................25



                       INVESCO GLOBAL HEALTH SCIENCES FUND
                    FOR THE 12 MONTHS ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------
                                   2000     1999     1998     1997     1996
Net Asset Value--
   Total Return(1)               52.72%    4.90%   20.74%   18.60%   20.10%
Share Price--Total Return(1)     40.75%    4.74%   40.29%   32.98%   15.25%
Total Distributions             $2.4086  $4.0846  $3.9248  $4.4727    $0.00

Total Net Assets--
   End of Period (millions)      $938.5   $678.0   $586.3   $526.2   $455.8
Ratio of Expenses
  to Average Net Assets         1.16%(2) 1.20%(2) 1.21%(2) 1.22%(2)   1.21%
Portfolio Turnover Rate          196%     129%      87%     145%        91%

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.
(2) RATIO IS BASED ON TOTAL EXPENSES OF THE FUND, WHICH IS BEFORE ANY EXPENSE OFFSET ARRANGEMENTS.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

Although returns were not quite as robust as the previous year, the major U.S. stock market averages all enjoyed positive returns for the 12-month period ended October 31, 2000. Performance for the various sectors of the market has been exceedingly volatile, as investors have rotated in and out of different sectors throughout the year. After a slow start last fall, many so-called Old Economy stocks have recently returned to favor. Meanwhile, the Nasdaq Composite Index, led by technology and biotechnology companies, performed strongly at the end of 1999 and the first part of 2000, but has given up considerable ground over the last six months. Concerns over future growth and the dot-com shake-out have pressured these shares and eroded some of the sector's high valuations.

RISING INTEREST RATES CREATE VOLATILITY

The market's movements this past year have been governed, in part, by the actions of the Federal Reserve (the Fed). A series of interest rate increases by the Fed were followed by stock market volatility, particularly punishing interest rate-sensitive shares. By June, signs that the economy was starting to cool helped ease interest rate concerns. Investors began to hope that an end to central bank interest rate hikes was in sight, and revisited many of the New Economy shares sold off during the spring correction. Growth stocks rallied in June, aided by the Fed's widely anticipated decision to leave short-term interest rates unchanged. The Federal Reserve Open Market Committee also voted to leave rates unchanged in August and October, and policymakers hinted that this recent round of monetary tightening may be over -- barring a significant reacceleration in the U.S. expansion.

While easing interest rate fears initially alleviated pressure on high-valuation stocks, the subsequent rally proved short-lived as a spate of earnings disappointments quickly focused investor attention on the upcoming earnings season. In particular, a number of companies warned that slowing economic growth, higher fuel prices, and a sagging euro currency had hindered their results.

These pressures fell especially hard on cyclically sensitive businesses and those with multinational exposure. But New Economy companies were not immune from these pressures, as evidenced by surprise earnings disappointments from several New Economy stalwarts. Most recently, semiconductor manufacturer Intel warned of disappointing third quarter results -- news that triggered a global technology sell-off in September.

INDUSTRY SPENDING PLANS REMAIN STRONG

Behind this correction were growing concerns that technology spending was starting to slow amid a deceleration in wireless subscriber growth, as well as funding pressures on a number of emerging dot-com companies and telecommunications providers. Despite these fears, overall industry spending plans remain robust, if not as strong as they were last year. Moreover, productivity gains created by this technology investment continue to keep inflation contained -- good news for the economy, interest rates, and financial markets.

On another positive note, a number of market sectors have outperformed the broader market recently. In the health care industry, for example, euphoria over the mapping of the human genome continued to fuel strong, if volatile, performance by biotechnology stocks.

INVESCO GLOBAL HEALTH SCIENCES FUND

INTERNATIONAL MARKETS PROVIDE MIXED RESULTS

Overseas, markets have had mixed performance during the period, with Asian and African markets experiencing overall declines, while European and Latin American markets have enjoyed positive overall performance. The Southeast Asian markets have continued to struggle, with significant declines in Indonesia and Thailand. The Indonesian market endured a great deal of volatility during the past 12 months amid the political upheaval in East Timor.

Political events have also had an influence on Latin American equity markets, particularly in Mexico. After 71 years of rule, Mexico's Institutional Revolutionary Party was defeated in the presidential elections by opposition candidate Vicente Fox. A former executive at Coca-Cola, President Fox is perceived to be a positive development for capitalism in Mexico and potentially other emerging markets.

BIOTECH STOCKS RALLY

Amidst this year's volatility, the health care sector overall has enjoyed strong performance. Early in the year, biotechnology stocks led a significant Nasdaq rally. In March, however, the Nasdaq correction dragged the biotechnology sub-sector down along with it. Yet, while the Nasdaq and many technology stocks languished throughout the summer, biotech stocks rebounded with solid performance. Buoyed by these strong results, health care has been among the best-performing sectors this year.

Performance for Global Health Sciences Fund has kept pace with the significant gains in the health care sector. For the 12 months ended October 31, 2000, the fund rose 40.75% based on market price and 52.72% based on NAV. The fund's returns are well in excess of all three major market averages for the same time period. The Nasdaq Composite enjoyed the best return of the major averages during the period at 13.59%, followed by the S&P 500 Index at 6.08%, then the Dow Jones Industrial Average at 3.83%. (Of course, past performance is not a guarantee of future results.)(1),(2)

MANAGED DISTRIBUTION POLICY

Like most closed-end funds, INVESCO Global Health Sciences Fund's share price has traded at a discount to its net asset value. After thorough research, the fund's Board of Trustees concluded that a managed distribution policy was in the best interest of shareholders. Under this policy, the fund pays shareholders a quarterly distribution of 2.5% of the fund's net asset value.

Management of the portfolio has changed only slightly with this distribution policy. The distributions are now more predictable and are made quarterly instead of annually. This helps the fund to manage the cash required to make the distributions, since the amounts are generally smaller and more regular. Smoothing out the distributions eliminates the need to raise potentially large cash positions required prior to a one-time, year-end distribution. It also eliminates the changes in equity and industry weightings that would result from raising the cash required for a single large distribution.

GLOBAL HEALTH SCIENCES HAS KEPT PACE WITH THE SIGNIFICANT GAINS IN THE HEALTH CARE SECTOR, POSTING A 40.75% RETURN BASED UPON MARKET PRICE, AND 52.72% BASED ON NAV FOR THE PAST YEAR.

The fund's capital structure allows us to invest in securities that are not included in many open-end investment company portfolios. By investing in illiquid securities, private placements and restricted securities, the fund is able to participate in the potentially large financial upside associated with innovative companies offering new technology that is on the cutting edge of the health care industry -- typically, firms that fly below the radar screen of similar open-end funds.

FAVORABLE LONG-TERM OUTLOOK

We believe the health care sector remains an exciting area of long-term growth opportunity. Health sciences companies continue to be on the leading edge of one of the most important revolutions in today's economy -- the discovery of new products and treatments to improve and extend human lives.

Health care companies are responding to the increasing needs of the world's aging populations by increasing their spending on research and development, improving their technologies, and reducing the time it takes to bring their products to market.

Although the health care sector experienced attractive returns this past year, there is no assurance, of course, that it will continue to do so. As was the case this past year, sectors have fallen in and out of favor quickly as short-term market volatility has increased. We don't expect that short-term market volatility will decrease any time soon, but we do continue to strongly believe in the long-term growth prospects for the health care sector.

Sincerely,


/s/ Mark H. Williamson
----------------------
Mark H. Williamson
Chairman

LINE GRAPH: INVESCO GLOBAL HEALTH SCIENCES FUND
            MONTHLY DISCOUNT/PREMIUM 1/31/96 - 10/31/00

This line graph illustrates the monthly discount/premium for INVESCO Global Health Sciences Fund for the period 1/31/96 to 10/31/00.

1/31/96         -16.14
4/30/96         -23.27
7/31/96         -23.30
10/31/96        -23.49
1/31/97         -20.01
4/30/97         -19.27
7/31/97         -19.86
10/31/97        -18.99
1/30/98         -07.77
4/30/98         -08.10
7/30/98         -08.10
10/30/98        -07.50
1/29/99         -07.81
4/30/99         -10.76
7/30/99         -12.31
10/29/99        -08.63
1/31/00         -17.12
4/28/00         -12.67
7/30/00         -15.56
10/29/00        -17.82

11/3/97: Announcement of plan for managed policy
4/16/98: Implementation of managed  distribution policy
6/18/99: Rights offering

(1) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL AMOUNT MAY VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER, THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET, AND THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF LARGE-CAP STOCKS. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

GLOBAL HEALTH SCIENCES FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

Dear Shareholder:

The recent 12-month period has been rewarding for the health care sector. While most health care industries witnessed advances, biotechnology shares proved dominant.

The unlocking of the human genome, while destined to have only a modest short-term impact on the industry, was an important factor driving interest in biotechnology. This news helped bring investors back to biotechnology stocks following a spring sell-off triggered by concern over soaring valuations. If anything, this correction provided stocks with a firm foundation for further advances, and biotechnology shares have continued to move higher, supported by encouraging testing results, a series of lucrative partnerships with other firms, and strong sales of new drugs.

Traditional pharmaceutical stocks have had a more mixed performance. The long-term earnings potential tied to industry consolidation and new drug development has been clouded by increasing talk of a Medicare drug benefit, which could lead to greater government oversight of drug pricing. In their favor, however, drug stocks have benefited from their perceived defensive characteristics, including predictable earnings growth and lower valuations, which may provide greater stability for investors in the event of an economic slowdown.

PROMISING BIOTECH FUNDAMENTALS

The  mapping  of  the  human  genome  has  been  a  tremendous  driver  for  the biotechnology sector's performance this year. On the more important level of business fundamentals, however, biotechnology firms continued to show promising results for their existing treatments, with more companies achieving profitability.

During the year, several of our leading holdings enjoyed strong gains based on positive results for their products. Strong sales of its flagship heart drug helped COR Therapeutics post better-than-expected operating results, which in turn sent its stock soaring. Protein Design Labs also moved higher, helped by its drug development partnership with pharmaceutical giant Eli Lilly & Co and healthy profits from its antibody technology.

Our stock selection within the biotechnology area continues to focus on companies -- such as Genentech Inc -- that already have commercial products that support earnings or have a promising pipeline of compounds in the late stages of clinical trials. Genentech's new blood thinner, TNKase, was recently approved by the U.S. Food and Drug Administration, and promises to simplify the treatment for heart attacks. Expectations are also high for Genentech's asthma drug, Anti-IgE, a humanized monoclonal antibody that will be launched next year. At the same time, we continue to steer clear of pure genetic research companies, whose earnings growth may not be realized until far into the future.

--------------------------------------------------------------------------------
                           GLOBAL HEALTH SCIENCES FUND
                          TOP 10 COMMON STOCK HOLDINGS
                      % of Total net assets as of 10/31/00
--------------------------------------------------------------------------------
 Merck & Co.........................................4.50%
 IDEC Pharmaceuticals...............................3.60%
 Lilly (Eli) & Co...................................3.54%
 Pharmacia Corp.....................................3.46%
 Genentech Inc......................................3.09%
 Orchid Biosciences.................................2.98%
 Genomica Corp......................................2.93%
 Amgen Inc..........................................2.88%
 Protein Design Labs................................2.78%
 Waters Corp........................................2.72%

 HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

DRUG STOCKS OFFER STABILITY

Many of our large pharmaceutical holdings also advanced over the period, though the gains were generally more subdued. Standouts included pharmaceutical stalwarts Merck & Co, American Home Products, and Pfizer Inc. Merck continues to generate vigorous earnings growth through robust sales of its Cox-2 pain-inhibiting drug Vioxx, the world's fastest growing prescription arthritis treatment, and Zocor, its cholesterol-lowering agent. American Home Products recently reported strong sales and earnings growth supported by strong demand for its products, including Effexor, which treats depression and anxiety, and Enbrel, a rheumatoid arthritis drug.

BAR CHART:  MATURATION OF THE BIOTECH PIPELINES
            BIOTECH THERAPEUTIC PRODUCTS APPROVED OR LIKELY TO BE APPROVED

This bar chart illustrates the number of biotech products approved or likely to be approved for the period of 1982 to 2001.

1982    1
1983    0
1984    0
1985    1
1986    4
1987    2
1988    3
1989    3
1990    4
1991    4
1992    4
1993    6
1994    7
1995    10
1996    22
1997    23
1998    22
1999    9
2000e   15
2001e   21

Meanwhile, Pfizer has rebounded from a summer profits disappointment to beat earnings expectations in the third quarter. The company continues to trim expenses while growing sales of its blockbuster drugs, including arthritis treatment Celebrex and cholesterol-lowering agent Lipitor. Pfizer garnered these drugs through its merger with Warner-Lambert Co -- another fund holding -- earlier this year. We are very optimistic about the synergies created by the marriage of Pfizer and Warner-Lambert, and believed the combined company is well-positioned to be a research and marketing powerhouse with tremendous long-term potential.

A FOCUS ON SPECIALTY PHARMACEUTICALS

Another part of our strategy has been to focus on so-called "specialty pharmaceutical" firms. These smaller firms either create and market a smaller range of targeted drugs, or specialize in producing generic versions of popular medications. Inhale Therapeutic Systems, for example, develops drugs that can be delivered to the deep lung. The stock moved solidly higher in the early summer, helped by its development partnerships with larger pharmaceutical firms.

OTHER HEALTH SCIENCES OPPORTUNITIES

Most of the remaining areas of the portfolio have also aided our performance. We have raised our weighting in medical device companies, including Medtronic Inc and Guidant Corp, to take advantage of firming demand for defibrillators used to treat congenital heart failure. Another standout is PE Corp-PE Biosystems Group, which makes the complex computers used in the sequencing of genetic code.

While we have remained underweight in the health care services industry due to our concerns over potential Medicare reform, we have found select areas of opportunity here. In particular, we have added a position in Laboratory Corp of America Holdings, which is poised to capitalize on the increased out-sourcing of medical testing. By conducting diagnostic testing for an array of doctors' offices and hospitals, Lab Corp can capitalize on economies of scale in purchasing and operating expensive diagnostic equipment.

PRIVATE PLACEMENTS

A key differentiator for the fund has been its success in investing in private equity. The fund's ability to invest up to 25% of its assets in private placements or restricted securities has proven to be beneficial to our performance over the years. It has allowed us to make investments in promising young companies within the health care industry and to benefit from their revaluation as they move from the private to the public sector.

Since our last report, we have participated in a number of private placement opportunities:

  o In July, the fund made private placement investments in Aerogen Inc Series F Shrs & Third Wave Technologies Series F Shrs. Aerogen specializes in the development, manufacture and commercialization of products for the controlled delivery of drugs to the lungs, which is called pulmonary drug delivery. Drugs can be delivered via a fine mist, or aerosol, to the lungs to treat respiratory conditions such as asthma, or through the lungs to the bloodstream to treat diseases or conditions outside the lungs such as diabetes. Third Wave Technologies develops and commercializes simple, low-cost nucleic acid platform technologies to fundamentally alter disease discovery, diagnosis and treatment.

  o In August, the fund made a private placement investment in Optimize, Inc Pfd Series C. Optimize Inc is developing wireless personal imaging and communication systems for minimally invasive procedures.

  o In August, the fund made a follow-on investment in Instrumentation Metrics, and in September, a private investment in the public company, STAAR Surgical. Instrumentation Metrics is developing technology that will eliminate the necessity for diabetics to draw blood to measure their blood glucose levels. The technology employs diffuse reflectance near infrared technology to accurately measure blood glucose without the need for finger sticks to draw blood. STARR Surgical specializes in implanted interior contact lenses (ICL) to correct nearsightedness, farsightedness, and astigmatism as an alternative to surgical procedures. Because the ICL is so far away from the vulnerable parts of the eye, experts say it could pose the fewest dangers to a person's sight.

Private placements remain a core component of the fund's holdings. Generally, we would like to maintain 15% to 20% of the portfolio's assets invested in private placements, depending on market conditions. In an effort to further enhance our capability, we have recently welcomed a new member to our management team who specializes in private equity investments. Francisco Salva joined us in June as Director of Private Placements from the San Francisco venture capital firm Petrikoff Ventures, where he focused on a number of industries, including medical devices. His experience with the due diligence process, extensive contacts in Silicon Valley, and his professionalism will be extremely beneficial to our private investment effort.

FUND MANAGEMENT

JOHN R. SCHROER, CFA
GLOBAL HEALTH SCIENCES FUND

JOHN SCHROER IS A SENIOR VICE PRESIDENT AND DIRECTOR OF RESEARCH OF INVESCO FUNDS GROUP. JOHN BEGAN HIS INVESTMENT CAREER IN 1989 AFTER EARNING AN MBA AND BA FROM THE UNIVERSITY OF WISCONSIN-MADISON. HE IS A CHARTERED FINANCIAL ANALYST.

TOM WALD
NAMED CO-MANAGER OF GLOBAL HEALTH SCIENCES FUND

VICE PRESIDENT THOMAS R. WALD HAS BEEN NAMED CO-MANAGER OF INVESCO GLOBAL HEALTH SCIENCES FUND. TOM ALSO CO-MANAGES INVESCO DYNAMICS FUND. PRIOR TO JOINING INVESCO FUNDS GROUP IN 1997, HE WAS THE SENIOR HEALTH CARE ANALYST AT MUNDER CAPITAL MANAGEMENT. TOM BEGAN HIS INVESTMENT CAREER IN 1988, AND HOLDS AN MBA FROM THE WHARTON SCHOOL, THE UNIVERSITY OF PENNSYLVANIA, AND A BA FROM TULANE UNIVERSITY. HE IS ALSO A CHARTERED FINANCIAL ANALYST.

PIE CHART:  PORTFOLIO HOLDINGS
            % OF TOTAL NET ASSETS
            AS OF 10/31/00

            [PIE CHART]

            Biotechnology.................38.64%
            Pharmaceuticals...............38.31%
            Medical Devices and Supplies..16.47%
            Health Care Delivery...........7.00%
            Short-Term.....................1.52%
            Other.........................(1.94%)

"WE BELIEVE OUR BALANCED EXPOSURE AND FOCUS ON HIGH-GROWTH BIOTECHNOLOGY STOCKS AND STABLE PHARMACEUTICAL FIRMS HAVE RESULTED IN A STRATEGY WELL-POISED TO TAKE ADVANTAGE OF SEVERAL DIFFERENT MARKET SCENARIOS." - JOHN SCHROER

We are excited about the prospects that exist in the private equity market of the health care industry. We will continue with our disciplined approach to private placement investments, gradually increasing our holdings as quality investment opportunities present themselves.

LOOKING AHEAD

We believe our balanced exposure and focus on high-growth biotechnology stocks and stable pharmaceutical firms have resulted in a strategy well-poised to take advantage of several different market scenarios. As we saw in 1998, fears about an economic slowdown generally lead investors to the health care sector, which tends to see strong demand for its products no matter where the economy is headed. On the other hand, should investors regain their appetite for high-growth companies, it may well be our biotechnology holdings that continue to drive the portfolio higher. While events can always take us by surprise, we are optimistic that we will be able to offer more good news in our future reports.

Sincerely,

/s/ John R. Schroer
-------------------
John R. Schroer
Senior Vice President

LINE GRAPH: INVESCO GLOBAL HEALTH SCIENCES  FUND

This line graph compares the value of a $10,000 investment in INVESCO Global Health Sciences Fund's share price and net asset value to the value of a $10,000 investment in the S&P Health Care Composite Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period beginning December 1991 and ending October 31, 2000.

   INVESCO Global Health Sciences Fund -        S&P Health Care
    Net Asset Value         Share Price         Composite Index

12/91       $10,000             $10,000                 $10,000
10/92       $ 9,061              $7,603                  $8,653
10/93       $ 8,738              $7,655                  $7,435
10/94       $ 9,077              $6,783                  $8,342
10/95       $13,571             $10,005                 $11,864
10/96       $16,298             $11,531                 $14,960
10/97       $19,330             $15,334                 $20,227
10/98       $23,339             $21,512                 $28,312
10/99       $24,482             $22,531                 $31,155
10/00       $37,390             $31,713                 $35,714


PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, SINCE INCEPTION THROUGH 10/31/00. THE CHART AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

TRUSTEES AND OFFICERS

TRUSTEES

MARK H. WILLIAMSON
President & Chief Operating Officer
Chairman of the Board of Directors

CHARLES W. BRADY
Trustee

FRED A. DEERING
Trustee

JOHN W. MCINTYRE
Trustee

LARRY SOLL, PH.D.
Trustee

OFFICERS

JOHN R. SCHROER
Vice President

GLEN A. PAYNE
Secretary

RONALD L. GROOMS
Treasurer, Principal Financial
& Accounting Officer

SHAREHOLDER INFORMATION

INVESTMENT ADVISER

INVESCO Funds Group, Inc.
7800 East Union Avenue
Denver, Colorado 80237

ADMINISTRATOR

INVESCO Funds Group, Inc.
7800 East Union Avenue
Denver, Colorado 80237

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

SHAREHOLDER SERVICING AGENT

Boston Equiserve, Inc.
150 Royall Street
Mail Stop 45-02-62
Canton, Massachusetts 02021

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1670 Broadway, Suite 1000
Denver, Colorado 80202

COUNSEL

Kirkpatrick & Lockhart
1800 M Street, N.W.
South Lobby, 9th Floor
Washington, D.C. 20036


FOR INFORMATION ABOUT INVESCO GLOBAL HEALTH SCIENCES FUND OR CURRENT NET ASSETS VALUES, PLEASE CALL TOLL-FREE, 1-800-528-8765, OR VISIT OUR WEB SITE AT WWW.GHS.INVESCO.COM.

FOR QUESTIONS ON DIVIDEND REINVESTMENT, PLEASE CALL TOLL-FREE, 1-800-426-5523.

FINANCIAL REPORT

TEN LARGEST COMMON STOCK HOLDINGS
INVESCO Global Health Sciences Fund
October 31, 2000

                                                              PERCENT OF
DESCRIPTION                                      VALUE        NET ASSETS
--------------------------------------------------------------------------------
Merck & Co                                 $42,207,669               4.50%
IDEC Pharmaceuticals                        33,792,338               3.60
Lilly (Eli) & Co                            33,211,750               3.54
Pharmacia Corp                              32,488,115               3.46
Genentech Inc                               29,015,250               3.09
Orchid Biosciences                          27,987,102               2.98
Genomica Corp                               27,490,021               2.93
Amgen Inc                                   27,016,256               2.88
Protein Design Labs                         26,102,497               2.78
Waters Corp                                 25,527,488               2.72
================================================================================
Total                                      $304,838,486             32.48%
================================================================================

Composition of holdings is subject to change.

STATEMENT OF INVESTMENT SECURITIES
INVESCO Global Health Sciences Fund
October 31, 2000

                                                        COUNTRY           SHARES OR
                                                        CODE IF           PRINCIPAL
%     DESCRIPTION                                        NON US              AMOUNT           VALUE
---------------------------------------------------------------------------------------------------
92.59 COMMON STOCKS & WARRANTS
35.60 BIOTECHNOLOGY
      Abgenix Inc(a)                                                        238,000     $18,772,250
      Alexion Pharmaceuticals(a)                                             67,690       6,997,454
      Alkermes Inc(a)                                                        89,880       3,331,177
      Amgen Inc(a)                                                          466,300      27,016,256
      Amylin Pharmaceuticals(a)                                             325,000       3,290,625
      Cambridge Antibody Technology Group PLC(a)             UK              38,100       2,378,975
      Celgene Corp(a)                                                        61,200       3,939,750
      Cell Therapeutics(a)                                                  242,100      16,194,220
      Celltech Group PLC(a)                                  UK             113,685       2,261,623
      Collateral Therapeutics(a)                                            200,000       5,056,250
      COR Therapeutics(a)                                                   243,800      13,774,700
      Cubist Pharmaceuticals(a)                                             176,500       7,583,990
      Curis Inc(a)                                                          398,660       5,033,083
      Ecogen Technologies I(a)(b)(f)                                             60               1
      Exelixis Pharmaceuticals(a)                                           843,750      18,615,234
      Genentech Inc(a)                                                      351,700      29,015,250
      Genomica Corp(a)(b)(f)                                              2,574,424      27,490,021
      Genomica Corp Warrants (Exp 2003)(a)(b)(f)                             25,173         214,427
      Gilead Sciences(a)                                                     36,000       3,096,000
      IDEC Pharmaceuticals(a)                                               172,300      33,792,338
      ILEX Oncology(a)                                                      123,600       4,480,500
      Immunex Corp(a)                                                       387,600      16,497,224
      Introgen Therapeutics(a)                                              450,000       5,315,625
      Medarex Inc(a)                                                        321,920      19,677,360
      MedClone Trust(a)(f)                                                  216,608               1
      MedImmune Inc(a)                                                      306,200      20,017,825
      NPS Pharmaceuticals(a)                                                228,800       9,809,800
      Protein Design Labs(a)                                                193,240      26,102,497
      Targeted Genetics(a)                                                  265,300       2,653,000
      Trimeris Inc(a)                                                       115,000       8,136,250
      Xenometrix Inc(a)(b)(f)                                               215,485          72,726
===================================================================================================
                                                                                        340,616,432
5.99  HEALTH CARE DELIVERY
      AmeriSource Health Class A Shrs(a)                                    275,000      11,945,313
      CIGNA Corp                                                             41,700       5,085,315
      First Health Group(a)                                                  42,900       1,673,100
      IMS Health                                                            476,300      11,252,587
      Laboratory Corp of America Holdings(a)                                 55,900       7,539,513

                                                        COUNTRY           SHARES OR
                                                        CODE IF           PRINCIPAL
%     DESCRIPTION                                        NON US              AMOUNT           VALUE
---------------------------------------------------------------------------------------------------

      Mediconsult.com Inc(a)(f)                                           1,166,757         656,301
      Mediconsult.com Inc Escrowed Shares(a)(f)                             129,639          40,512
      SYNAVANT Inc(a)                                                        15,820          72,179
      UnitedHealth Group                                                    173,700      18,998,438
===================================================================================================
                                                                                         57,263,258
13.42 MEDICAL DEVICES & SUPPLIES
      Baxter International                                                  176,100      14,473,219
      Edwards Lifesciences(a)                                               190,200       2,555,812
      Guidant Corp(a)                                                       186,100       9,851,669
      Invitrogen Corp(a)                                                    183,600      13,965,075
      Medtronic Inc                                                          69,953       3,799,322

      Orchid Biosciences(a)(b)(f)                                         1,521,555  $   27,987,102
      Orchid Biosciences Warrants (Exp 2004)(a)(b)(f)                       179,910       3,084,332
      PE Corp-PE Biosystems Group                                            95,800      11,208,600
      Physiometrix Inc Warrants (Exp 2001)(a)(f)                            111,111       1,071,943
      St Jude Medical(a)                                                    147,600       8,118,000
      STAAR Surgical(a)(f)                                                  475,000       6,733,125
      Waters Corp(a)                                                        351,800      25,527,488
===================================================================================================
                                                                                        128,375,687
37.58 PHARMACEUTICALS
      Allergan Inc                                                          124,080      10,430,475
      ALZA Corp(a)                                                          241,130      19,516,459
      American Home Products                                                164,480      10,444,480
      AstraZeneca Group PLC Sponsored ADR
        Representing Ord Shrs                                               168,600       8,040,113
      Bristol-Myers Squibb                                                  340,800      20,767,500
      DUSA Pharmaceuticals(a)                                               321,900       8,409,638
      Forest Laboratories(a)                                                 28,900       3,829,250
      Fujisawa Pharmaceutical Ltd                            JA             409,700      12,869,961
      Human Genome Sciences(a)                                              252,700      22,336,311
      ICN Pharmaceuticals                                                   412,700      15,708,394
      Inhale Therapeutic Systems(a)                                         133,900       6,661,525
      Lilly (Eli) & Co                                                      371,600      33,211,750
      Merck & Co                                                            469,300      42,207,669
      Millennium Pharmaceuticals(a)                                         246,480      17,885,205
      Pfizer Inc(d)                                                         416,003      17,966,130
      Pharmacia Corp(d)                                                     590,693      32,488,115
      Sanofi-Synthelabo SA                                   FR             212,100      11,146,110
      Schering AG                                            GM             231,700      12,961,669
      SmithKline Beecham PLC Sponsored ADR
        Representing 5 Ord Shrs                                               6,900         449,794
      Takeda Chemical Industries Ltd                         JA             112,100       7,381,619

                                                        COUNTRY           SHARES OR
                                                        CODE IF           PRINCIPAL
%     DESCRIPTION                                        NON US              AMOUNT           VALUE
---------------------------------------------------------------------------------------------------

      Teva Pharmaceutical Industries Sponsored ADR
        Representing Ord Shrs                                               115,640       6,837,215
      Titan Pharmaceuticals(a)                                              209,965       8,835,327
      Vertex Pharmaceuticals(a)                                             239,700      22,318,317
      Yamanouchi Pharmaceutical Ltd                          JA             151,800       6,867,772
===================================================================================================
                                                                                        359,570,798
      TOTAL COMMON STOCKS & WARRANTS (Cost $606,194,325)                                885,826,175
===================================================================================================
5.88  PREFERRED STOCKS & WARRANTS
2.30  BIOTECHNOLOGY
      Athersys Inc, Conv Pfd, Series F Shrs(a)(f)                           416,667       5,000,000
      Cellomics Inc, Pfd, Series C Shrs(a)(b)(f)                            383,982       7,000,000
      DoubleTwist Inc, Pfd, Series D Shrs(a)(f)                           2,657,807       4,000,000
      GenoPlex Inc, Pfd, Series A Shrs(a)(b)(f)                             610,520         610,521
      GenoPlex Inc Warrants (Warrants to purchase Pfd,
        Series A Shrs, Exp 2003)(a)(b)(c)(f)                                 60,000               0
      Ingenex Inc, Conv Pfd, Series B Shrs(a)(f)                            103,055          62,864
      MedClone Inc, Conv Pfd, Series G Shrs(a)(f)                           872,096         113,372
      Osiris Therapeutics, Conv Pfd, Series C Shrs(a)(f)                    352,941  $    1,199,999
      Structural Bioinformatics, Pfd, Series D Shrs(a)(f)                   650,407       4,000,003
===================================================================================================
                                                                                         21,986,759
0.84  HEALTH CARE DELIVERY
      Caresoft Inc
        Conv Pfd, Series C Shrs(a)(b)(f)                                  1,182,107       2,553,352
        Pfd, Series A Shrs(a)(b)(f)                                       1,627,102       3,514,541
        Pfd, Series B Shrs(a)(b)(f)                                         238,640         515,463
        Warrants (Warrants to purchase Pfd,
          Series A Shrs, Exp 2004)(a)(b)(f)                                 118,920              59
        Warrants (Warrants to purchase Pfd,
          Series C Shrs, Exp 2004)(a)(b)(c)(f)                              314,960               0
       Physiome Sciences, Pfd, Series B Shrs(a)(b)(f)                       909,090       1,499,998
===================================================================================================
                                                                                          8,083,413
2.74  MEDICAL DEVICES & SUPPLIES
      Adeza Biomedical, Conv Pfd, Series II Shrs(a)(f)                      416,666       1,216,665
      Aerogen Inc, Pfd
        Series D Shrs(a)(b)(f)                                            1,142,858       2,000,001
        Series F Shrs(a)(b)(f)                                              888,889       2,000,000
      AFx Inc
        Pfd, Series F Shrs(a)(b)(f)                                       1,500,000       3,000,000
        Warrants (Warrants to purchase Pfd,
        Series F Shrs, Exp 2001)(a)(b)(f)                                 1,000,000           1,000
      Instrumentation Metrics, Conv Pfd,
         Series C Shrs(a)(b)(f)                                             586,748       5,934,956
      InterVentional Technologies, Conv Pfd,
         Series F Shrs(a)(f)                                                250,000       1,375,000
      Janus Biomedical, Conv Pfd, Series A Shrs(a)(f)                       400,000               1

                                                        COUNTRY           SHARES OR
                                                        CODE IF           PRINCIPAL
%     DESCRIPTION                                        NON US              AMOUNT           VALUE
---------------------------------------------------------------------------------------------------


      Masimo, Pfd
        Conv, Series F Shrs(a)(f)                                            15,909         174,999
        Series C Shrs(a)(f)                                                 125,000       1,000,000
      Optimize Inc, Pfd, Series C Shrs(a)(f)                              2,631,579       7,000,000
      Third Wave Technologies, Pfd, Series F Shrs(a)(f)                         237       2,496,489
===================================================================================================
                                                                                         26,199,111
      TOTAL PREFERRED STOCKS & WARRANTS (Cost $58,513,911)                               56,269,283
===================================================================================================
1.53  SHORT-TERM INVESTMENTS
0.04  CORPORATE BONDS
0.04  HEALTH CARE DELIVERY
      Mediconsult.com Inc, Bridge Notes
        12.500%(e), 12/31/2000(f) (Cost $337,390)                    $      337,390         337,390
===================================================================================================
1.49  COMMERCIAL PAPER
1.49  CONSUMER FINANCE
      American Express Credit
        6.580%, 11/2/2000 (Cost $14,292,000)                         $   14,292,000      14,292,000
===================================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Cost $14,629,390)                                    14,629,390
===================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $679,337,626)
       (Cost for Income Tax Purposes $692,321,789)                                   $  956,724,848
===================================================================================================

(a)   Security is non-income producing.
(b)   Security is an affiliated company (See Note 5).
(c)   Security has no market value at October 31, 2000.
(d)   Security has been designated as collateral for Short Sales.
(e)   Rate is subject to change. Rate shown reflects current rate.
(f)   The following are restricted securities at October 31, 2000:

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                     ACQUISITION       ACQUISITION                    VALUE AS A
DESCRIPTION                                                              DATE(S)              COST        VALUE   %OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Adeza Biomedical, Conv Pfd, Series II Shrs                            12/21/1994  $        999,998  $ 1,216,665            0.13%
Aerogen Inc, Pfd
  Series D Shrs                                                        8/25/1998         2,000,001    2,000,001            0.21
  Series F Shrs                                                         7/6/2000         2,000,000    2,000,000            0.21
Afx Inc
  Pfd, Series F Shrs                                                   8/14/1998         3,000,000    3,000,000            0.32
  Warrants (Warrants to purchase Pfd, Series F Shrs, Exp 2001)         8/14/1998             1,000        1,000            0.00
Athersys Inc, Conv Pfd, Series F Shrs                                  4/17/2000         5,000,000    5,000,000            0.53

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES (CONTINUED)


                                                                     ACQUISITION       ACQUISITION                    VALUE AS A
DESCRIPTION                                                              DATE(S)              COST        VALUE   %OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

Caresoft Inc
  Conv Pfd, Series C Shrs                                               5/8/2000         3,002,552    2,553,352            0.27
  Pfd, Series A Shrs                                                   7/21/1997-
                                                                       12/3/1999         1,986,251    3,514,541            0.37
  Pfd, Series B Shrs                                                   2/25/1999           507,080      515,463            0.05
  Warrants (Warrants to purchase Pfd, Series A Shrs, Exp 2004)         2/25/1999                59           59            0.00
  Warrants (Warrants to purchase Pfd, Series C Shrs, Exp 2004)          5/8/2000                 0            0            0.00
Cellomics Inc, Pfd, Series C Shrs                                      10/2/2000         7,000,000    7,000,000            0.75
DoubleTwist Inc, Pfd, Series D Shrs                                    2/18/2000         4,000,000    4,000,000            0.43
Ecogen Technologies I                                                11/16/1992-
                                                                       1/28/1994           684,000            1            0.00
Genomica Corp(a)                                                     10/6/1997 -
                                                                       9/29/2000         7,867,902   27,490,021            2.93
Genomica Corp Warrants (Exp 2003)(a)                                   10/9/1998                 0      214,427            0.02
GenoPlex Inc
  Pfd, Series A Shrs                                                  9/15/1997-
                                                                       6/25/1998           610,521      610,521            0.06
  Warrants (Warrants to purchase Pfd, Series A Shrs, Exp 2003)         6/25/1998                 0            0            0.00
Ingenex Inc, Conv Pfd, Series B Shrs                                   9/27/1994           600,000       62,864            0.01
Instrumentation Metrics, Conv Pfd, Series C Shrs                      2/25/1998-
                                                                       8/31/2000         5,934,956    5,934,956            0.63
InterVentional Technologies, Conv Pfd, Series F Shrs                  10/19/1992         2,000,000    1,375,000            0.15
Janus Biomedical, Conv Pfd, Series A Shrs                               3/2/1994         1,000,000            1            0.00
Masimo Corp, Pfd
  Conv, Series F Shrs                                                  9/14/1999           174,999      174,999            0.02
  Series C Shrs                                                        10/7/1998         1,000,000    1,000,000            0.11
MedClone Trust                                                         9/30/1997           151,965            1            0.00
MedClone Inc, Conv Pfd, Series G Shrs                               10/21/1993 -
                                                                       7/20/1994         1,500,005      113,372            0.01
Mediconsult.com Inc(b)                                               8/31/1993 -
                                                                      10/11/1999         1,363,063      656,301            0.07
Mediconsult.com Inc
  Bridge Notes, 12.500%, 12/31/2000                                    6/10/1998           337,390      337,390            0.04
  Escrowed Shrs(c)                                                    12/31/1999           100,968       40,512            0.00
Optimize Inc, Pfd, Series C Shrs                                       8/15/2000         7,000,000    7,000,000            0.75
Orchid Biosciences(b)                                                  5/10/2000         7,903,350   27,987,102            2.98
Orchid Biosciences Warrants (Exp 2004)(b)                              5/27/1999                 0    3,084,332            0.33
Osiris Therapeutics, Conv Pfd, Series C Shrs                           5/26/1994         1,199,999    1,199,999            0.13
Physiome Sciences, Pfd, Series B Shrs                                  11/7/1997         1,499,998    1,499,998            0.16
Physiometrix Inc Warrants (Exp 2001)                                   2/29/2000                 1    1,071,943            0.11
STAAR Surgical(b)(d)                                                   9/28/2000         6,650,000    6,733,125            0.72

Structural Bioinformatics, Pfd, Series D Shrs                          3/24/2000  $      4,000,003 $  4,000,003            0.43%
Third Wave Technologies, Pfd, Series F Shrs                            7/27/2000         2,496,489    2,496,489            0.27

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES (CONTINUED)


                                                                     ACQUISITION       ACQUISITION                    VALUE AS A
DESCRIPTION                                                              DATE(S)              COST        VALUE   %OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------


Xenometrix Inc(b)                                                    7/20/1992 -
                                                                       12/2/1994         1,602,925       72,726            0.01
=================================================================================================================================
                                                                                  $     85,175,475 $123,957,164           13.21%
=================================================================================================================================

(a) Fair value represents 85% of the security's publicly traded value.
(b) Fair value represents 90% of the security's publicly traded value.
(c) Fair value represents 50% of the security's publicly traded value.
(d) After year end, security was valued at market value, as it was freely traded.

SHORT SALES
INVESCO Global Health Sciences Fund
Open at October 31, 2000

                                                                                                      CURRENT     UNREALIZED
                                                                                                       MARKET   APPRECIATION
SECURITY                                                                  SHARES      PROCEEDS          VALUE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
Dendrite International                                                   120,000  $  3,614,254  $   2,610,000   $  1,004,254
Glaxo Wellcome PLC Sponsored ADR Representing 2 Ord Shrs                 135,000     7,964,137      7,855,313        108,824
Johnson & Johnson                                                         75,000     6,810,679      6,909,375        (98,696)
Maxim Pharmaceuticals                                                    165,000     8,706,321      7,321,875      1,384,446
PolyMedica Corp                                                           25,000     1,210,272      1,437,500       (227,228)
==============================================================================================================================
                                                                                  $ 28,305,663  $  26,134,063  $  2,171,600
==============================================================================================================================

SUMMARY OF INVESTMENTS BY COUNTRY
INVESCO Global Health Sciences Fund
October 31, 2000
                                                           % OF
                                      COUNTRY        INVESTMENT
COUNTRY                                  CODE        SECURITIES          VALUE
--------------------------------------------------------------------------------
France (not including ADR's)              FR               1.17%  $  11,146,110
Germany (not including ADR's)             GM               1.35      12,961,669
Japan (not including ADR's)               JA               2.83      27,119,352
United Kingdom (not including ADR's)      UK               0.49       4,640,598
United States (includes ADR's)            US              94.16     900,857,119
================================================================================
                                                         100.00%  $ 956,724,848

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO Global Health Sciences Fund
October 31, 2000

ASSETS
Investment Securities at Value (Cost $679,337,626)              $   956,724,848
Cash                                                                      3,260
Receivables:
  Investment Securities Sold                                         53,740,096
  Dividends and Interest                                                378,794
Prepaid Expenses and Other Assets                                       158,071
================================================================================
TOTAL ASSETS                                                      1,011,005,069
================================================================================

LIABILITIES
Payables:
  To Broker                                                             845,082
  Investment Securities Purchased                                    45,245,015
Investment Securities Sold Short at Value (Proceeds $28,305,663)     26,134,063
Depreciation on Forward Foreign Currency Contracts                        6,242
Accrued Expenses and Other Payables                                     280,478
================================================================================
TOTAL LIABILITIES                                                    72,510,880
================================================================================
NET ASSETS AT VALUE                                             $   938,494,189
================================================================================

NET ASSETS

Paid-in Capital(a)                                              $   557,015,204
Accumulated Undistributed Net Investment Loss                           (85,099)
Accumulated Undistributed Net Realized Gain on Investment
  Securities, Foreign Currency Transactions and Securities
  Sold Short                                                        102,827,628
Net Appreciation of Investment Securities, Foreign Currency
  Transactions and Securities Sold Short                            278,736,456
================================================================================
NET ASSETS AT VALUE                                             $   938,494,189
================================================================================
NET ASSET VALUE PER SHARE                                       $         24.25
================================================================================

(a) The Fund has an unlimited number of authorized shares of common stock, par value of $0.01 per share, of which 38,705,515 were outstanding at October 31, 2000.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO Global Health Sciences Fund
Year Ended October 31, 2000

INVESTMENT INCOME
INCOME
Dividends                                                       $     2,774,817
Interest                                                              1,523,503
  Foreign Taxes Withheld                                                (31,353)
================================================================================
TOTAL INCOME                                                          4,266,967
================================================================================

EXPENSES
Investment Advisory Fees                                              7,683,110
Administrative Services Fees                                            798,123
Custodian Fees and Expenses                                             102,931
NYSE Listing Fee                                                         59,690
Professional Fees and Expenses                                          209,148
Transfer Agent Fees                                                      88,350
Trustees' Fees and Expenses                                             115,634
Reports to Shareholders                                                 165,919
Other Expenses                                                           27,563
================================================================================
  TOTAL EXPENSES                                                      9,250,468
  Fees and Expenses Paid Indirectly                                     (56,640)
================================================================================
     NET EXPENSES                                                     9,193,828
================================================================================
NET INVESTMENT LOSS                                                  (4,926,861)
================================================================================

REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENT  SECURITIES
Net Realized Gain on:
  Investment Securities                                             167,899,736
  Foreign Currency Transactions                                         480,886
  Securities Sold Short                                               2,413,385
================================================================================
     Total Net Realized Gain                                        170,794,007
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                             175,186,893
  Foreign Currency Transactions                                      (3,030,347)
  Securities Sold Short                                               1,774,144
================================================================================
     Total Net Appreciation                                         173,930,690
================================================================================
NET GAIN ON INVESTMENT SECURITIES,
  FOREIGN CURRENCY TRANSACTIONS AND SECURITIES SOLD SHORT           344,724,697
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                      $   339,797,836
================================================================================

See Notes to Financial Statements

STATEMENT OF CASH FLOWS
INVESCO Global Health Sciences Fund
For the Year Ended October 31, 2000

INCREASE (DECREASE) IN CASH
--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Dividends and Interest Received,
  Net of Foreign Withholding Taxes                              $     4,412,544
Expenses Paid                                                        (9,370,034)
Sales Net of Purchases of Short-Term Portfolio Investments           34,910,948
Purchases of Long-Term Portfolio Investments                     (1,432,915,955)
Sales of Long-Term Portfolio Investments                          1,452,347,236
Proceeds of Securities Sold Short                                    83,305,047
Purchases of Securities Sold Short                                  (54,064,080)
Realized Loss From Foreign Currency Transactions                         (6,242)
Payable to Broker                                                       845,082
Prepaid Assets                                                         (127,529)
================================================================================
Net Cash Flows From Operating Activities                             79,337,017
================================================================================

CASH FLOWS USED FOR FINANCING ACTIVITIES:
Distributions Paid to Shareholders                                  (79,333,826)
================================================================================
Net Increase in Cash                                                      3,191
Cash at Beginning of Year                                                    69
================================================================================
Cash at End of Year                                             $         3,260
================================================================================

RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS
TO NET CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Net Assets from Operations                      $   339,797,836
================================================================================
Decrease in Investments                                              78,777,287
Net Realized Gain                                                  (170,794,007)
Increase in Appreciation of Investment Securities
  and Foreign Currency Transactions                                (173,930,690)
Increase in Receivable for Investment Securities Sold               (51,931,081)
Increase in Payable for Investment Securities Purchased              31,318,656
Decrease in Depreciation of Foreign Currency Contracts                    6,242
Decrease in Dividends and Interest Receivable                           145,577
Increase in Prepaid Expenses and Other Assets                          (127,529)
Increase in Accrued Expenses and Other Payables                         176,206
Increase in Payable for Securities Sold Short                        25,053,438
Increase in Payable to Broker                                           845,082
================================================================================
  Total Adjustments                                                (260,460,819)
================================================================================
Net Cash Flows From Operating Activities                        $    79,337,017
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
INVESCO Global Health Sciences Fund

                                                                        YEAR ENDED OCTOBER 31
                                                                     2000                  1999
------------------------------------------------------------------------------------------------

OPERATIONS
Net Investment Loss                                         $  (4,926,861)       $     (796,732)
Net Realized Gain on Investment Securities, Foreign
  Currency Transactions and Securities Sold Short             170,794,007            78,958,795
Change in Net Appreciation (Depreciation) of Investment
  Securities, Foreign Currency Transactions
  and Securities Sold Short                                   173,930,690           (16,145,445)
================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                    339,797,836            62,016,618
================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                          (2,654,362)                    0
Net Realized Gain on Investment Securities,
  Foreign Currency Transactions and Securities Sold Short     (89,653,448)         (120,410,363)
================================================================================================
TOTAL DISTRIBUTIONS                                           (92,307,810)         (120,410,363)
================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares in Connection
  with Rights Offering                                                 --           107,975,588
Reinvestment of Distributions                                  12,973,985            42,185,501
================================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                      12,973,985           150,161,089
================================================================================================
TOTAL INCREASE IN NET ASSETS                                  260,464,011            91,767,344

NET ASSETS
Beginning of Period                                           678,030,178           586,262,834
================================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income (Loss) of ($85,099)
  and $920,686, respectively)                               $ 938,494,189         $ 678,030,178
================================================================================================

        -----------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Issued In Connection with Rights Offering                       --             7,601,529
Shares Issued from Reinvestment of Distributions                  947,871             2,343,639
================================================================================================
NET INCREASE IN FUND SHARES                                       947,871             9,945,168
================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO Global Health Sciences Fund, Inc.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Global Health Sciences Fund (the "Fund") was organized as a Massachusetts Business Trust on November 18, 1991 and commenced investment operations on January 24, 1992. The investment objective of the Fund is to seek capital appreciation through investments in the health sciences related business sectors. INVESCO Global Health Sciences Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, closed-end management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of trustees.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of trustees. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of trustees. Restricted securities are valued in accordance with procedures established by the Fund's board of trustees.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. The receivable for investment securities sold is net of $814,285 collectibility allowance. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. The Fund has demand registration rights for certain restricted securities held at October 31, 2000, which can be exercised upon the registration of a qualifying public offering by each company in the future. The Fund may incur registration costs associated with these public offerings. There is no assurance such offerings will occur.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any,to relieve it from all federal and state income taxes and federal excise taxes.

To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended October 31, 2000, 59.93% qualified for the dividends received deduction available to the Fund's corporate shareholders. For the fiscal year ended October 31, 2000, 1.98% and 98.02% of the Fund's capital gain distributions were from short-term and long-term capital gains, respectively.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex- dividend/distribution date. The Fund distributes 2.5% of net asset value to its shareholders quarterly with an additional year-end distribution depending on the amount of the Fund's yearly net realized capital gains, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended October 31, 2000, the Fund reclassified $6,661,771 from accumulated undistributed net realized gain to accumulated undistributed net investment income and reclassified $86,333 from accumulated undistributed net investment income to paid in capital. Net investment income, net realized gains and net assets were not affected.

F. SHORT SALES -- The Fund engages in short sales as part of its normal investment activities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of an expected decline in the price of that security. The Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. The Fund will realize a gain if there is a decline in the price of the security between those dates, if the decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. Until the Fund replaces a borrowed security, it will maintain at all times cash or liquid securities or other collateral with a broker or other custodian in an amount equal to or higher than the current market value of the security sold short. The liability account is valued to reflect the current value of the securities sold short and is presented in the Statement of Assets and Liabilities. Dividend expense on short sales is recorded on the ex-dividend date.

At October 31, 2000, the Fund had outstanding short sales. Short sales are fully collateralized by other securities which are notated in the Statement of Investment Securities and such collateral is in the possession of the Fund's Custodian. The collateral is evaluated daily to ensure its market value exceeds the current value of the short sales.

G. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

H. CASH FLOWS -- The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Statement of Assets and Liabilities and represents cash on hand in its custodian bank and does not include any short-term investments at October 31, 2000.

I. EXPENSES -- Under an agreement between the Fund and the Fund's custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 1.00% on the first $500 million of ending daily net assets and 0.90% on ending daily net assets in excess of $500 million.

In accordance with an Administrative Services Agreement, the Fund pays IFG a fee based on the annual rate of 0.10% on ending daily net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

POSITION                                      PURCHASES            SALES
-------------------------------------------------------------------------
Investment Securities and
  Foreign Currency Transactions           1,464,234,611    1,504,136,427
Investment Securities Sold Short             54,064,080       83,305,047

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At October 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $291,477,887 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $27,074,828, resulting in net appreciation of $264,403,059.

The above appreciation and depreciation does not include short sales.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Fund's officers and trustees are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee plus the meeting attendance fees. Prior to January 1, 2000, benefits under this plan were based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the year ended October 31, 2000, included in Trustees' Fees and Expenses in the Statement of Operations were $45,671. Unfunded accrued pension costs of $119,257 and pension liability of $210,599 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent trustees have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as trustees of the Fund. The deferred amounts may be invested in the shares of the Fund.

An affiliated company represents ownership by the Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the year ended October 31, 2000, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                             REALIZED
                                         PURCHASES                       SALES                GAIN ON
                                   ---------------------        ---------------------      INVESTMENT            VALUE
AFFILIATE                          SHARES           COST        SHARES           COST      SECURITIES    AT 10/31/2000
-----------------------------------------------------------------------------------------------------------------------

Aerogen Inc, Pfd
  Series D Shrs                        --             --            --             --              --   $    2,000,001
  Series F Shrs                   888,889   $  2,000,000            --             --              --        2,000,000
Afx Inc
  Pfd, Series F Shrs                   --             --            --             --              --        3,000,000
  Warrants
   (Warrants to purchase
   Pfd, Series F Shrs,
   Exp 2001)                           --             --            --             --              --            1,000
Caresoft Inc
  Bridge Notes, 8.000%
   6/30/2000                    2,800,000      2,800,000     2,800,000   $  2,800,000   $           0               --
  Conv Pfd, Series C Shrs       1,182,107      3,002,552            --             --              --        2,553,352
  Pfd, Series A Shrs              273,010        986,249            --             --              --        3,514,541
  Pfd, Series B Shrs                   --             --            --             --              --          515,463
  Warrants (Exp 2000)                   1              0             1              0               0               --
  Warrants (Warrants to
   purchase Pfd, Series A
   Shrs, Exp 2004)                     --             --            --             --              --               59
  Warrants (Warrants to
   purchase Pfd, Series C
   Shrs, Exp 2004)                314,960              0            --             --              --                0
Cellomics Inc, Pfd,
  Series C Shrs                   383,982      7,000,000            --             --              --        7,000,000
Claris Medical Systems
  Pfd, Series I Shrs                   --             --       106,664      2,000,000      (2,000,000)              --
  Pfd, Series II Shrs                  --             --        77,239        386,196        (386,196)              --
  Warrants (Warrants to
   purchase Pfd, Series II
   Shrs, Exp 2000)                     --             --         2,224              0               0               --
Ecogen Technologies I                  --             --            --             --              --                1
Genomica Corp                   2,574,424      7,867,903             0              1               6       27,490,021
Genomica Corp
  Pfd, Series A Shrs                   --             --     2,490,075      1,500,000               0               --
  Pfd, Series B Shrs                   --             --     1,899,865      1,367,903               0               --
  Pfd, Series C Shrs            3,333,333      5,000,000     3,333,333      5,000,000               0               --
  Warrants
   (Exp 2003)                      25,173              0             0              0               1          214,427
  Warrants (Warrants to
   purchase Pfd, Series B
   Shrs, Exp 2003)                  1,126              0        75,520              0               0               --
GenoPlex Inc
  Pfd, Series A Shrs                   --             --            --             --              --          610,521
  Warrants (Warrants to
   purchase Pfd, Series A
   Shrs, Exp 2003)                     --             --            --             --              --                0
Instrumentation Metrics
  Conv Pfd, Series C Shrs          86,748        877,456            --             --              --        5,934,956

                                                                                             REALIZED
                                         PURCHASES                       SALES                GAIN ON
                                   ---------------------        ---------------------      INVESTMENT            VALUE
AFFILIATE                          SHARES           COST        SHARES           COST      SECURITIES    AT 10/31/2000
-----------------------------------------------------------------------------------------------------------------------

Orchid Biosciences              1,655,355   $  8,973,750       133,800   $  1,070,400   $     472,297   $   27,987,102
Orchid Biosciences
  Conv Pfd, Series C Shrs              --             --       813,691      5,000,000               0               --
  Conv Pfd, Series E Shrs         645,189      2,903,350       645,189      2,903,350               0               --
  Sub Conv Bridge Notes
   9.750%. 5/24/2000--                 --             --     1,800,000      1,800,000               0               --
  Warrants (Exp 2004)                  --             --            --             --              --   $    3,084,332
Physiome Sciences
  Pfd, Series B Shrs                   --             --            --             --              --        1,499,998
Xenometrix Inc                         --             --            --             --              --           72,726
=======================================================================================================================
                                                                                                        $   87,478,500
=======================================================================================================================

Interest income in the amount of $77,556 and $26,813 was received from Caresoft Inc, Bridge Notes, 8.000%, 6/30/2000 and Orchid Biosciences, Bridge Notes, 9.750%, 5/24/2000 during the year ended October 31, 2000.

No dividend or interest income was received from any other affiliated companies.

Additional shares from stock splits were received by Caresoft Inc Pfd Series A Shrs, Caresoft Inc Pfd Series B Shrs, Caresoft Inc Warrants (Warrants to purchase Pfd, Series A Shrs), Orchid Biosciences Conv Pfd Series C Shrs and Orchid Biosciences Warrants in the amount of 813,551, 119,320, 59,460, 363,241 and 89,910, respectively.

NOTE 6 -- RIGHTS OFFERING. During the year ended October 31, 1999, the Fund issued 7,601,529 shares with net proceeds of $107,975,588 in connection with a rights offering of the Fund's shares. Shareholders of record on May 25, 1999 were issued one non-transferable right for every five shares owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for each right held at a subscription price of $14.84 per share (less estimated sales commissions of $0.59 per share). Offering costs attributed to the Rights Offering were approximately $600,000 and were charged to additional paid-in capital, of which, $100,000 was paid to PaineWebber Inc., the underwriter, as reimbursement for its expenses.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of INVESCO Global Health Sciences Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Global Health Sciences Fund (the "Fund") at October 31, 2000, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in the Statement of Investment Securities and the accompanying Schedule of Restricted or Illiquid Securities, securities valued at $123,957,164 (13.21 percent of net assets), have been estimated by the Board of Trustees in the absence of readily available market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

PricewaterhouseCoopers LLP

Denver, Colorado
December 5, 2000

FINANCIAL HIGHLIGHTS

INVESCO Global Health Sciences Fund
(For a Fund Share Outstanding Throughout Each Period)

                                                                       YEAR ENDED OCTOBER 31
----------------------------------------------------------------------------------------------------------
                                                    2000          1999       1998         1997       1996
PER SHARE DATA
Net Asset Value--Beginning of Period       $      17.960  $     21.080  $  21.250  $    22.230  $  18.506
==========================================================================================================
INCOME FROM INVESTMENT OPERATIONS(a)
Net Investment Loss(b)                           (0.129)    (0.024)(c)      0.000      (0.071)    (0.097)
Net Gains on Securities
  (Both Realized and Unrealized)                   8.827      0.989(c)      3.755        3.564      3.821
=========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   8.698         0.965      3.755        3.493      3.724
==========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income               0.070         0.000      0.000        0.000      0.000
Distributions from Capital Gains                   2.338         4.085      3.925        4.473      0.000
==========================================================================================================
TOTAL DISTRIBUTIONS                                2.408         4.085      3.925        4.473      0.000
==========================================================================================================
Net Asset Value--End of Period             $      24.250  $     17.960  $  21.080  $    21.250  $  22.230
=========================================================================================================
Share Price--End of Period                 $      19.940  $     16.375  $  19.500  $    17.313  $  17.000

TOTAL RETURN(d)                                   40.75%      4.74%(c)     40.29%       32.98%     15.25%

RATIOS
Net Assets--End of Period ($000 Omitted)   $     938,494  $    678,030  $ 586,263  $   526,215  $ 455,842
Ratio of Expenses to Average Net Assets         1.16%(e)      1.20%(e)   1.21%(e)     1.22%(e)      1.21%
Ratio of Net Investment Loss to Average
  Net Assets                                     (0.62%)       (0.13%)    (0.17%)      (0.15%)    (0.44%)
Portfolio Turnover Rate                             196%          129%        87%         145%        91%

(a) The per share information was computed using average shares for the years ended October 31, 2000 and 1999.
(b) Net Investment Loss for the year ended October 31, 1998 aggregated less than $0.01 on a per share basis.
(c) Per share data includes an additional 7,601,529 shares attributed to the Rights Offering at June 21, 1999.
(d) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.
(e) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements (which may include custodian fees).

OTHER INFORMATION
INVESCO Global Health Sciences Fund
UNAUDITED

DIVIDENDS AND CAPITAL GAINS DISTRIBUTION HISTORY

                                           NET INVESTMEN        LONG-TERM      SHORT-TERM
                                                   INCOME   CAPITAL GAINS   CAPITAL GAINS
EX-DATE                      PAYABLE DATE      (PER SHARE)     (PER SHARE)     (PER SHARE)
------------------------------------------------------------------------------------------

December 24, 1992        January 15, 1993         $ 0.075              --              --
December 23, 1993        January 14, 1994         $ 0.200              --              --
November 29, 1996       December 23, 1996              --       $  3.8925       $  0.5802
November 14, 1997       December 19, 1997              --       $  2.8470              --
May 15, 1998                 June 3, 1998              --       $  0.5389              --
August 7, 1998            August 25, 1998              --       $  0.5389              --
November 13, 1998       December 18, 1998              --       $  2.2689       $  0.3615
February 5, 1999        February 24, 1999              --       $  0.3280       $  0.1940
May 7, 1999                  May 26, 1999              --              --       $  0.4850
August 6, 1999            August 24, 1999              --       $  0.4030       $  0.0442
November 19, 1999       December 17, 1999         $0.0703       $  0.8235       $  0.0463
February 4, 2000        February 24, 2000              --       $  0.4845              --
May 5, 2000                  May 24, 2000              --       $  0.4455              --
August 4, 2000            August 24, 2000              --       $  0.5385              --
November 17, 2000       December 15, 2000              --       $  0.7491       $  2.2648

DIVIDEND REINVESTMENT PLAN

Shareholders of the Fund who have Shares registered directly in their names automatically participate in the Fund's Dividend Reinvestment Plan (the "Plan"), unless and until an election is made to withdraw from the Plan as herein provided. State Street Bank and Trust Company (the "Agent"), acts as agent under the Plan on behalf of participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify the fund c/o State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101. Under the Plan, all of the Fund's dividends and capital gains and other distributions to shareholders will be reinvested in full and fractional Shares as described below. A shareholder who owns Shares registered in his/her broker's or nominee name, and whose broker does not provide facilities for a dividend reinvestment program, may be required to have his/her Shares registered in his/her own name in order to participate in the Plan. Shareholders wishing to participate in the Plan whose Shares are held in the name of a broker or nominee should consult their brokers as to how to accomplish dividend reinvestment.

Whenever the Fund declares an income dividend or a capital gain or other distribution (collectively, "Dividends") in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. Whenever the Fund declares Dividends in additional unissued but authorized shares ("Newly Issued Shares") non-participants in the Plan will receive Newly Issued Shares and participants in the Plan will receive shares. In either instance, the Shares received by Plan participants will be acquired by the Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of Newly Issued Shares or (ii) by the purchase of outstanding Shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. Open-Market Purchases will be made only in the event that the Fund declares an income dividend or a capital gain or other distribution payable only in cash.

If on the payment date for a Dividend the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "Market Premium"), the Agent will purchase from the Fund Newly Issued Shares on behalf of the participant at a price per share equal to the greater of the net asset value per Share or 95% of the then current market price per share. This discount from the current market price reflects savings in underwriting and other costs which the Fund would otherwise incur to raise additional capital.

If on the payment date for a Dividend the net asset value per share is greater than the market price per share (such condition being referred to herein as "Market Discount"), the Agent will endeavor to invest the Dividend amount in shares acquired on behalf of the participant in Open-Market Purchases. In the event of a Market Discount on the payment date, the Agent will have up to 30 days after the payment date to invest the Dividend amount in Shares acquired in Open-Market Purchases.

Registered shareholders who acquire their Shares in open-market transactions and who do not wish to have their Dividends automatically reinvested should notify the Fund in writing. If a shareholder has not previously elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividend prior to the record date of any Dividends, the Shareholder will automatically receive such Dividends in additional Shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole Shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole Shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole Shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the shareholder as representing the total amount of Shares registered in the shareholders name and held for the account of beneficial owners participating in the Plan.

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open-Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of Shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing Shares for all the participants in blocks and prorating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax which may be payable on such Dividends. In the case of non-U.S. participants whose Dividends are subject to United States income tax withholding and in the case of any participants subject to 30% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.

ANNUAL SHAREHOLDERS MEETING

The Fund's annual meeting of shareholders was held on May 10, 2000. Shareholders voted to re-elect John W. McIntyre and Charles W. Brady as Trustees and ratify the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants. The resulting vote count for each proposal is listed in the next column:

1. Election of two Class C Trustee:
   John W. McIntyre                       Charles W. Brady
   For: 32,851,491.447                   For: 32,781,415.041
   Withheld Authority: 478,125.858       Withheld Authority: 548,202.264

2. Ratification of Appointment of PricewaterhouseCoopers LLP as the Fund's Independent Accountants:
   For: 32,898,014.115
   Against: 184,086.194
   Abstain: 247,516.996

In addition to Messrs. McIntyre and Brady, the following persons serve as Trustees of the Fund: Fred A. Deering and Larry Soll, Ph.D.

MISCELLANEOUS

For the year ended October 31, 2000, there were no changes to the Fund's charter or by-laws and no material changes in the principal risk factors associated with investment in the Fund. There were no material changes in the Fund's investment objectives or policies.

INVESCO Global Health Sciences Fund is managed by INVESCO Senior Vice President John R. Schroer.

Mr. Schroer joined INVESCO Funds Group, Inc. ("IFG") in 1992 and became a Senior Vice President of IFG in 1996. Mr. Schroer became the Director of Research of IFG in September 2000. In addition to Mr. Schroer's responsibilities as portfolio manager of the Fund, he also manages the INVESCO Sector Health Sciences Fund. Mr. Schroer has been an officer of the Global Health Sciences Fund since January 1996.

Mr. Schroer received his M.B.A and B.S. degrees from the University of Wisconsin-Madison. He began his investment management career in 1990 with the Trust Company of the West as an investment analyst. He was eventually given additional responsibilities by the Trust Company of the West in Los Angeles as Assistant Vice President with analytical responsibilities in the health care industry. John is a Chartered Financial Analyst.

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INVESCO Global Health Sciences Fund
INVESCO Funds Group, Inc.
7800 East Union Avenue, Suite 1100
Denver, Colorado 80237















AGHS    9059    12/00